                                                                Exhibit 10.14

                              AVENTAIL CORPORATION
                               RESELLER AGREEMENT
                                   (Domestic)


This agreement dated this 17th day of April, 1998("Agreement Date") is made and entered into by and between Network-1 Software & Technology, Inc. ("RESELLER") whose principal place of business is located at: 909 Third Ave. New York, NY 10024 and Aventail Corporation ("AVENTAIL") whose place of business is located at 117 S. Main Street, Suite 400, Seattle, WA 98104.

AVENTAIL and RESELLER agree as follows:

1.       DEFINITIONS

For purposes of this Agreement, the following terms, whenever initially capitalized, shall have the following meanings:

         (a) Product. "Product" shall mean the object code form of each AVENTAIL software product listed in the attached Exhibit A, including without limitation all software components of such product and its corresponding Documentation (whether in electronic or printed form). Products further include the object code form of all Product Releases, Version Releases, Update Releases and Error Corrections made generally available by AVENTAIL to its RESELLERs during the Term of this Agreement. The software components of products as licensed under this Agreement are in object code form only.

         (b) Product Release. "Product Release" shall mean a release of any Product which is designated by AVENTAIL as a change in the digit(s) to the left of the decimal point in such Product's version number [(x).xx] (e.g., SOCKS Version 5 Core Server).

         (c) Version Release. "Version Release" shall mean a release of any Product which is designated by AVENTAIL as a change in the tenths digit in such Product's version number [x.(x)x] (e.g., SOCKS Version 5.1 Core Server).

         (d) Update Release. "Update Release" shall mean a release of any Product which is designated by AVENTAIL as a change in the digit(s) to the right of the tenths digit in such Product's version number [x.x(x)] (e.g., SOCKS Version 5.11 Core Server).

         (e) Error Correction. "Error Correction" shall mean a change to the Product which is in a form that allows its application to or insertion in the Product in order to establish substantial conformity with the Product specifications.

         (f) End User. "End User" shall mean an individual or entity that licenses a Product for its own use and not for further distribution or sublicensing.

         (g) Reseller. "Reseller" shall mean an entity which acquires a Product for further distribution to a End User and not for its own use.

         (h) Term. "Term" shall mean the initial term of this Agreement as set forth in Section 3 and any renewals or extensions thereof.


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                       Aventail Corporation International Distribution Agreement


         (i) Documentation. "Documentation" means the written descriptions of a Product's features, functions and operation furnished by AVENTAIL as a part of the Products either in electronic or written form.

         (j) Territory. "Territory" means the geographic area specified in Exhibit B, within which RESELLER may distribute Products.

         (k) Other Terms. All other initially capitalized terms shall have the meanings hereinafter ascribed to them.

2.       APPOINTMENT

AVENTAIL hereby appoints RESELLER as a non-exclusive RESELLER for the Products identified in Exhibit A. Such appointment is restricted to the Territory identified in Exhibit B, and RESELLER shall not distribute or otherwise supply Products directly or indirectly outside such Territory AVENTAIL hereby authorizes RESELLER to distribute copies of the Products to Resellers and End Users in the Territory, subject to the terms and conditions of this Agreement.

3.       TERM OF AGREEMENT

This Agreement shall take effect as of the Agreement Date set forth above. Subject to earlier termination as provided in Section 7 or elsewhere in this Agreement, the Agreement shall remain in force for a period that ends one (1) year from the Agreement Date and, except as provided in Section 7 (d), shall automatically renew as of such date unless terminated in writing by either party at least forty-five (45) days prior to expiration.

4.       AVENTAIL RESPONSIBILITIES

         (a) Order Fulfillment. AVENTAIL shall use commercially reasonable efforts promptly to fill firm orders from RESELLER. Such fulfillment obligation is subject to (i) RESELLER's compliance with credit and/or payment arrangements with respect to RESELLER which are acceptable to AVENTAIL as determined by AVENTAIL from time to time, and (ii) provision by RESELLER of all information required to fulfill an order.

         (b) Demonstration and Internal Use Copies. AVENTAIL shall provide a limited number of copies of Products to RESELLER at no charge for purposes of RESELLER's internal use and customer demonstrations. AVENTAIL shall deliver such copies promptly following the Agreement Date.

         (c) Training. AVENTAIL shall provide RESELLER at no charge technical and sales training on the Products to assist RESELLER in its Product marketing and it's training and support of Resellers and End Users. The contents, scheduling and other details concerning the provision of such training shall be determined by AVENTAIL in its sole discretion after consultations with RESELLER.

         (d) Technical support. Aventail will use reasonable efforts to provide back-up technical support to RESELLER with an average response time of 4 hours. From time to time Aventail will provide direct support to RESELLER's End Users.

         (e) Promotion and Recognition of Authorized RESELLERS. AVENTAIL shall acknowledge and promote RESELLER as an authorized RESELLER of the Products on AVENTAIL's Web site and in any AVENTAIL marketing materials and activities which incorporate details concerning AVENTAIL RESELLER in the Territory.



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                       Aventail Corporation International Distribution Agreement


5.       RESELLER OBLIGATIONS

         (a) Participation in Business Review. Representatives from AVENTAIL channel management and RESELLER executive and/or channel management shall meet at least two (2) times per year to review the status of our mutual business and to conduct joint-planning of upcoming marketing programs and events. All details regarding the time, manner, place and specific agenda for such meetings shall be mutually determined in good faith by the parties. Each party shall cover its own travel and other expenses with respect to participating in such meetings.

         (b) Minimum Requirements. RESELLER shall meet the mutually agreed upon minimum annual performance levels specified in Exhibit C.

         (c) Marketing. RESELLER shall actively promote, market, and demonstrate the Products to potential End Users located in the Territory. RESELLER shall ensure that its sales force and technical sales support engineers are sufficiently trained in the features, functionality and use of the Products to carry out such marketing and sales training activities. Further, RESELLER shall maintain a presence on the World Wide Web with Products reasonably displayed.

         (d) Further License Restrictions. RESELLER shall also adhere to the following terms and conditions in exercising its rights and undertaking activities under this Agreement:

                  (i) Use of Trademarks. RESELLER shall use and is hereby authorized to use the same Product names and other trademarks as AVENTAIL uses to market and identify the Products from time to time. RESELLER shall use the appropriate trademark symbol (as provided to it by AVENTAIL from time to time) whenever it first uses a Product name or other AVENTAIL trademark in any advertisement, brochure or other materials prepared by RESELLER. When reasonably feasible, RESELLER shall include a written statement in such materials which acknowledges AVENTAIL's ownership of such Product names and trademarks. RESELLER shall furnish to AVENTAIL an advance copy of each advertisement, brochure or other material containing any AVENTAIL trademarks for AVENTAIL's advance review and approval and shall not use or promptly cease using any material to which AVENTAIL objects. RESELLER shall not use the word "AVENTAIL" as part of RESELLER's corporate or trade name or trademarks unless it first obtains the prior written consent of AVENTAIL. Upon request, RESELLER shall advise and assist AVENTAIL in registering or otherwise protecting AVENTAIL's trademarks and Products in the Territory including without limitation, by assisting in the execution and filing of registration documentation.

                  (ii) Compliance with Laws. RESELLER shall comply with all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect, of any applicable governmental authority, in its performance of this Agreement and its distribution and use of the Products. RESELLER shall, at its own expense, obtain and arrange for maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary or advisable for the performance of all of the terms and conditions of the Agreement, including, but not limited to, foreign exchange approvals, import licenses, fair trade approvals and all other approvals which may be required to realize the purposes of this Agreement. Notwithstanding the foregoing, RESELLER shall not provide any confidential information of AVENTAIL or its third party suppliers to any governmental authority or other entity for any reason except with the prior express written consent of AVENTAIL.

                  (iii) Export Restrictions. Product(s) and related user documentation provided under this Agreement may be subject to the export control laws and regulations of the United States. RESELLER agrees that neither RESELLER nor its End User customers intend to or will, directly or indirectly, (a) export, reexport or transmit such Product(s) or documentation to any country to which export, reexport or transmission is restricted by any applicable U. S. law or regulation, unless an appropriate license, exemption, or similar authorization has been obtained to the satisfaction of AVENTAIL from such governmental entity as may have jurisdiction over such export or transmission; or
         (b) provide such Product(s) or documentation in any manner to any person whom


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                       Aventail Corporation International Distribution Agreement


         RESELLER or its customers knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons. RESELLER agrees to defend, indemnify, and hold harmless AVENTAIL from and against any claim, loss, liability expense or damage (including fines or legal fees) incurred by AVENTAIL with respect to any of RESELLER's export or reexport activities contrary to the restriction set forth hereinabove.

         (e) End User Licensing Provisions. AVENTAIL in its sole discretion shall establish the terms of the end user license agreements ("EULAs") which shall govern End Users' rights to the Products, and will provide the terms of such licenses, including revisions thereto, to RESELLER from time to time as part of the Products. RESELLER acknowledges that the Products shall be distributed to End Users subject to the terms of the applicable EULA in its original English language form (or any other language that AVENTAIL may elect) as provided by AVENTAIL to RESELLER. RESELLER shall make commercially reasonable efforts to prevent distribution of Products to any entity or person who intends to copy, reproduce or otherwise use the Products in violation of the EULA. Upon AVENTAIL's written request, RESELLER shall assist AVENTAIL in preventing, investigating, and prosecuting any unauthorized copying of the Products by individuals, corporations, or other entities. RESELLER agrees to promptly inform AVENTAIL of any unauthorized copying or copies which come to RESELLER's attention.

                  (i) Packaged-Product Licensing. RESELLER acknowledges that "Break the Seal" licensing is used by AVENTAIL, and that for such licensing to afford AVENTAIL adequate protection under the law, RESELLER must provide Products to its Resellers and End Users in unopened and unmodified packages as shipped to RESELLER by AVENTAIL. RESELLER shall cooperate in good faith with AVENTAIL to implement any other licensing method which AVENTAIL may elect to use during the Term.

                  (ii) No Additional Warranties To Be Made By RESELLER. Neither RESELLER nor any of its employees or agents shall have any right to make any other representation, warranty, or promise, which is not contained on the Product label, documentation, packaging or authorized in writing by AVENTAIL.

         (f) RESELLER Support for End Users. RESELLER will offer all of its Reseller customers all necessary technical and marketing training with respect to the Products, including without limitation their installation, initial end-user training, and after-sales telephone and other support. RESELLER will further offer all of its End User customers technical training with respect to the Products, including without limitation installation support and ongoing telephone and other support. RESELLER shall be entitled to charge reasonable fees for all such training and support services. RESELLER shall clearly notify End User customers that RESELLER, and not AVENTAIL, is responsible for making technical support available to them for the Products, and that AVENTAIL is not responsible for providing any support whatsoever directly to the End User, except as provided in 4 (d). In the event a End User customer of RESELLER contacts AVENTAIL for Product support, AVENTAIL shall refer such End User to RESELLER, and RESELLER shall use best efforts to respond or cause the appropriate Reseller to respond to any such support request within one (1) business day of receipt of notice of the same directly or indirectly from AVENTAIL. RESELLER acknowledges that failure to render sufficient Product support to End Users, or to cause Resellers to provide sufficient Product support to their End User customers, may result, at AVENTAIL's option, in termination of this Agreement or an increase in the fees charged to RESELLER for the Products and/or Maintenance Services.

         (g) Reservation of Proprietary Rights; Limitations. The Products contain or comprise valuable patent, copyright, trade secret, trademark, title and other proprietary rights of AVENTAIL and its suppliers. Except for the license rights expressly granted within this Agreement, AVENTAIL reserves all such proprietary rights, including without limitation modification, translation, rental and source code rights. No title to or ownership of any Product or proprietary rights related to the Products are transferred to RESELLER under this Agreement. RESELLER will not infringe, violate or contest AVENTAIL's or its suppliers' proprietary rights related to any Product, including without limitation by reverse engineering, reverse compiling, reverse assembling, or making any copies of AVENTAIL's Products for any purpose without AVENTAIL's express written authorization, except to the extent expressly authorized by applicable local law the application of which cannot be excluded by contractual agreement.


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                       Aventail Corporation International Distribution Agreement


6.       COMMERCIAL TERMS

         (a) Purchase Orders. RESELLER shall order Products from AVENTAIL by submitting a written purchase order and a completed copy of the Order information form included in Exhibit D . Such written orders may be submitted to AVENTAIL via mail, facsimile or, where available, electronic mail, or other such means as may be determined by AVENTAIL from time to time. Such orders may be accepted by AVENTAIL via written acceptance notification to RESELLER or by the shipment of Products to RESELLER.

         (b) Pricing. The license fees payable by RESELLER to AVENTAIL for all Products are shown in Exhibit E to this Agreement. AVENTAIL may from time to time change its reseller price list for the Products; provided, however, that no such change will apply to RESELLER before the expiration of thirty (30) days after notice of the change is given to RESELLER. Firm proposals made by RESELLER to prospective Resellers or End Users will be granted an exception from price increases until the published expiration date of RESELLER's proposal or ninety
(90) days after the date of notice to RESELLER, whichever is sooner.

         (c) Payment Terms. Unless otherwise specified by AVENTAIL, payments from RESELLER for all orders shall be due and payable within thirty (30) days after the date of AVENTAIL's invoice for the Products or services provided. All monetary amounts are specified and shall be paid in the lawful currency of the United States of America. Any amounts outstanding not paid when due will be assessed a finance charge of the lesser of one and one-half percent (1-1/2%) per month or the maximum rate permissible under applicable law.

         (d) Delivery. AVENTAIL will deliver the Products ordered by RESELLER FOB AVENTAIL's shipping location in Seattle, Washington using a delivery service of AVENTAIL's choice. RESELLER will reimburse AVENTAIL for all shipping charges, premiums for freight insurance, inspection fees, duties, imposts, assessments, and other costs incurred by AVENTAIL to transport the Product to the shipping destination.

         (e) Taxes. The license fees, charges and other amounts specified in this Agreement are exclusive of all import, export, value added, excise, sales, use and similar taxes. RESELLER shall be liable for all such taxes regardless of whether or not the same are separately stated by AVENTAIL. RESELLER's liability hereunder shall not extend to taxes based on possession of Products prior to delivery or to income or corporate excise taxes assessed against AVENTAIL. RESELLER additionally agrees that in the event it is required to make any tax withholdings on any payments to AVENTAIL, it shall immediately pay to AVENTAIL an additional amount such that, following such additional payment, AVENTAIL receives the same amount from RESELLER that it would have received had no withholding been made.

         (f) Approval of Payment Terms. All payment terms specified in this agreement shall be subject to AVENTAIL's continuing approval, which may be revoked, made subject to revised conditions, or otherwise revised from time to time by AVENTAIL at its sole discretion. Without limiting the generality of the foregoing, AVENTAIL may require RESELLER to provide advance payment by sight draft, letters of credit, guarantees, or such other methods or assurances of payment.

7.       TERMINATION

         (a) Termination by AVENTAIL. In addition to its other remedies under law or this Agreement and in addition to its other rights of termination under this Agreement, AVENTAIL may terminate this Agreement and the licenses granted to RESELLER hereunder in the event that RESELLER defaults in performing any obligation under this Agreement and such default continues unremedied for a period of thirty (30) days following written notice of default. Notwithstanding the foregoing, AVENTAIL may terminate this Agreement immediately upon written notice to RESELLER in the event of a breach by RESELLER of its confidentiality obligations or the reverse engineering


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                       Aventail Corporation International Distribution Agreement


prohibitions in this Agreement, or in the event RESELLER becomes insolvent, enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors.

         (b) Termination by RESELLER. RESELLER may terminate this Agreement with or without cause at any time upon ninety (90) days prior written notice of termination to AVENTAIL. Upon such termination, RESELLER will have no right to receive a refund of any payments previously made to AVENTAIL, whether or not they have been applied against actual Products or services received.

         (c) Termination of Grant by AVENTAIL In the event that AVENTAIL loses access or license to critical components or technology which are imbedded as part of the Products, and AVENTAIL cannot replace such components or technology within an economically viable period of time, as determined by AVENTAIL, then AVENTAIL reserves the right to terminate RESELLERS' grant to sell those Products which are affected immediately upon written notice.

         (d) Effect of Expiration or Termination. Upon the expiration of the Term or other termination of this Agreement, RESELLER shall immediately cease to market and distribute Products, including without limitation through its existing Resellers. RESELLER may continue to use any copies of Products and other development tools it may have licensed for its own use from AVENTAIL solely for the purpose of supporting Resellers and End Users which acquired Products from RESELLER prior to such termination or expiration.

         (e) Survival. Sections 1, 5(d), (e), (f), 7, 8, 9, 10 and 11 shall survive any termination of this Agreement.


8.       WARRANTIES AND REMEDIES

         (a) Warranties. AVENTAIL warrants to RESELLER that upon delivery by
AVENTAIL: (a) the diskettes or other physical media upon which a Product is furnished will be free from defects in materials and workmanship; and (b) when installed and operated in accordance with the Documentation, the Products will perform substantially in accordance with the specifications set forth in the published Documentation at the time of delivery.

         (b) Remedy. If the Product fails to comply with the warranties set forth in Section 9 (a), AVENTAIL will use reasonable efforts to either correct the noncompliance (e.g., by furnishing an Error Correction for the noncompliant Product) or, at AVENTAIL's option, refund to RESELLER all or an equitable portion of the license fee paid by RESELLER to AVENTAIL for such Product in full satisfaction of RESELLER's claim relating to such noncompliance and terminate RESELLER's rights to such Product under this Agreement, provided that: RESELLER notified AVENTAIL of the noncompliance within ninety (90) days after delivery of the Product to a Reseller or End User; and AVENTAIL is able to reproduce the noncompliance.

         (c) Warranty Limitations. AVENTAIL does not warrant that the Product is free from all bugs, errors and omissions. The warranties set forth in Section 9(a) apply only to the latest release of the Product made available by AVENTAIL to RESELLER. Such warranties do not apply to any noncompliance resulting from use or combination of the Product with any products, goods, services or other items furnished by anyone other than AVENTAIL, any modification made by RESELLER or any other person, or any Product which AVENTAIL determines has been subject to misuse, neglect, improper installation, repair, alteration, or damage either by RESELLER or any third party.

         (d) Disclaimer And Release. THE WARRANTIES MADE IN THIS SECTION 9 MAY BE ASSERTED BY RESELLER ONLY AND NOT BY RESELLER'S CUSTOMERS. THE WARRANTIES OF AVENTAIL AND THE REMEDIES OF RESELLER SET FORTH IN THIS SECTION 9 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND RESELLER HEREBY WAIVES, RELEASES AND DISCLAIMS, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF AVENTAIL AND ALL OTHER REMEDIES, RIGHTS AND CLAIMS AGAINST AVENTAIL, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, DOCUMENTATION, SERVICES AND ANY OTHER ITEMS SUBJECT TO THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO: (A) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A


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                       Aventail Corporation International Distribution Agreement


PARTICULAR PURPOSE; (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (C) ANY OBLIGATION, LIABILITY, RIGHT, REMEDY OR CLAIM IN TORT, NOTWITHSTANDING ANY FAULT, NEGLIGENCE, STRICT LIABILITY OF AVENTAIL; AND (D) ANY OBLIGATION, LIABILITY, REMEDY, RIGHT OR CLAIM FOR INFRINGEMENT.

         (e) Release. Except as specifically otherwise provided in this Agreement, RESELLER releases and shall defend, indemnify and hold harmless AVENTAIL from and against any and all claims, losses, harm, costs, liabilities, damages and expenses (including, but not limited to, reasonable attorney's fees) arising out of or in connection with any act, omission, representation, warranty, fault, negligence or strict liability of RESELLER or anyone acting on RESELLER's behalf in its performance of this Agreement.

9.       LIMITATION OF LIABILITY

         (a) Force Majeure. Neither party shall be liable to the other for failure or delay in the performance of a required obligation if such failure or delay is caused by strike, riot, fire, flood, natural disaster, or other similar cause beyond such party's control, provided that such party gives prompt written notice of such condition and resumes its performance as soon as possible, and provided further that the other party may terminate this Agreement and all licenses granted hereunder if such condition continues for a period of ninety
(90) days, or, if the affected party has previously invoked this force majeure provision one or more times during the Term, if such condition continues for a period of thirty (30) days. The foregoing provisions do not apply to RESELLER's obligation to pay monies to AVENTAIL, nor to AVENTAIL's right to retain any prepaid fees payable by RESELLER.

         (b) Dollar Limitations. AVENTAIL's LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT OR OTHERWISE; AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE, REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY OF AVENTAIL) WITH REGARD TO ANY PRODUCT, DOCUMENTATION, SERVICES OR OTHER ITEMS SUBJECT TO THIS AGREEMENT SHALL IN NO EVENT EXCEED THE TOTAL COMPENSATION PAID BY RESELLER TO AVENTAIL UNDER THIS AGREEMENT.

         (c) No Consequential Damages. IN NO EVENT WILL AVENTAIL OR ITS SUPPLIERS HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT OR OTHERWISE; AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE, REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY OF AVENTAIL) FOR ANY DAMAGES SUSTAINED BY RESELLER OR ANY OTHER PERSON ARISING FROM OR OTHERWISE RELATED TO ANY LOSS OF USE OR ANY FAILURE OR INTERRUPTION IN THE OPERATION OF ANY PRODUCT OR OTHER ITEMS, FOR ANY COVER OR FOR ANY INCIDENTAL, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES OR LIABILITIES (INCLUDING, BUT NOT LIMITED TO, ANY LOSS OF REVENUE, PROFIT OR BUSINESS) EVEN IF AVENTAIL OR ITS EMPLOYEES AND REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.      THIRD PARTY RIGHTS, NOTICES AND DISCLAIMERS

         (a) Terms Defined. As used in this Section 11, "Development Code and Development Documentation" refer to the Product in source code form (to which RESELLER has rights only if and to the extent specified in Exhibit A). "Code and Documentation" refers to the Product in object code or source code form and all accompanying documentation. The provisions of this Section 11 are included pursuant to AVENTAIL's obligations to its third party suppliers.

         (b) Third Party Trade Secrets. RESELLER agrees that the Development Code and Development Documentation contain confidential information of NEC USA, Inc., ("NEC") and embody trade secrets developed by NEC at substantial cost and expense. RESELLER shall hold Development Code and Development Documentation in confidence for NEC. RESELLER shall employ reasonable secrecy precautions, at least as protective as the precautions is uses to protect its own proprietary computer programs, to protect the Development Code and Development Documentation from unauthorized copying, use or disclosure. RESELLER shall allow access to the Development Code


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                       Aventail Corporation International Distribution Agreement


and Development Documentation only to employees and contractors of RESELLER who have a need to know information contained in the Development Code and Development Documentation, and upon whom RESELLER has imposed a legal duty to protect Development Code and Development Documentation from unauthorized copying, use, or disclosure. RESELLER agrees to use its best efforts to prevent, prosecute and enjoin an actual or threatened unauthorized copying, use or disclosure of Development Code and Development Documentation.

         (c) Disclaimer of Warranties. Code provided under this Sublicense may contained or be derived from portions of the Code and Documentation provided by NEC USA, Inc. under license to AVENTAIL. AVENTAIL has assumed responsibility for the selection of such Code and Documentation and its use in producing and licensing the Product(s). NEC USA, Inc., DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE USE OF SUCH CODE OR DOCUMENTATION IN AN PRODUCT(S) DEVELOPED BY RESELLER, INCLUDING, WITHOUT, LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         (d) Proprietary Rights. RESELLER understands and agrees that this Agreement is being entered into by AVENTAIL under the terms and conditions of a License Agreement with NEC USA, Inc., and that AVENTAIL cannot sublicense any code or documentation from NEC USA, Inc. outside of the terms of such License Agreement or in a manner inconsistent therewith. In regard to such License Agreement, RESELLER and AVENTAIL agree that, to the extent that this Agreement or any modification thereof conflicts with the terms and conditions of the License Agreement, RESELLER shall negotiate with good faith with AVENTAIL to modify or amend this Agreement to eliminate such conflict and to ensure AVENTAIL's full compliance with the License Agreement.

11.      MISCELLANEOUS

         (a) Notices. Any notice or other communication under this Agreement given by either party to the other will be deemed to be properly given if given in writing and delivered in person or by facsimile, if acknowledged received by return facsimile, or if mailed, properly addressed and stamped with the required postage, to the intended recipient at its address specified in this Agreement. Either party may from time to time change its address for notices under this paragraph by giving the other party notice of the change in accordance with this paragraph.

         (b) Independent Contractors. RESELLER is, and shall at all times act as, an independent contractor and not as an employee, agent, partner or joint venturer, or franchisee of AVENTAIL. RESELLER is not entitled to, and shall not attempt to, create or assume any obligation, express or implied, on behalf of AVENTAIL. This Agreement shall not be interpreted as or construed as creating or evidencing any association, joint venture, partnership or franchise relationship between the parties or as imposing any partnership or franchise obligation or liability on any party.

         (c) Assignment. RESELLER will not assign (directly, by operation of law or otherwise) this Agreement or any of its rights under this Agreement without the prior written consent of AVENTAIL. Subject to the foregoing limitation, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         (d) Nonwaiver. Any failure of AVENTAIL to insist upon or enforce performance by RESELLER of any of the provisions of this Agreement or to exercise any rights or remedies under this Agreement, applicable law or otherwise will not be interpreted or construed as a waiver or relinquishment of AVENTAIL's rights to assert or rely upon such provision, right or remedy in that or any other instance.

         (e) Severability. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, then all other provisions and their application shall not be affected and shall be fully enforceable without regard to the invalid or unenforceable provision; and if any provision in this Agreement is so determined to be unenforceable in equity because of its scope, duration, geographical area or other factor, then the court making that determination shall have the power to reduce or limit such scope, duration, area or other factor, and such provision shall be then enforceable in equity in its reduced or limited form.


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                       Aventail Corporation International Distribution Agreement


         (f) Confidentiality. RESELLER expressly undertakes to retain in confidence the terms and conditions of this Agreement, and all information and know-how transmitted to it by AVENTAIL and make no use of such information and know-how except as may be required (i) to implement and enforce the terms of this Agreement, or (ii) by legal procedure or by law or (iii) by RESELLER in connection with an Initial Public Offering ("IPO") or a private placement of its securities ("Private Offering"). In the case of clause (iii) above, RESELLER may, for the sole purpose of initiating or affecting its IPO or Private Offering, disclose the full terms and conditions of this Agreement only to its legal counsel, its investment bankers, its investment bankers' legal counsel, securities regulatory authorities and potential investors who are bound by a confidentiality agreement covering the terms and conditions of this Agreement as confidential information of AVENTAIL and RESELLER. In addition, RESELLER may disclose in a prospectus for an IPO or a private placement memorandum or similar offering document for a Private Offering, such material information concerning this Agreement as the attorneys who advise RESELLER on matters relating to the Securities Act of 1933, as amended, shall advise is necessary to be disclosed in such prospectus or offering document. A copy of the proposed IPO prospectus or offering document disclosure shall be provided to AVENTAIL.

         (g) Entire Agreement. This Agreement, and the Exhibits attached hereto, constitutes the entire agreement and supersedes any and all prior agreements between AVENTAIL and RESELLER relating to the subject matter of this Agreement. AVENTAIL will not be bound by, and specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by RESELLER in any purchase order, receipt, acceptance, confirmation, correspondence or otherwise.

         (h) Amendments. No waiver or amendment of this Agreement will be valid unless set forth in a written instrument referencing this Agreement and signed by AVENTAIL and RESELLER.

         (i) Governing Law. This Agreement shall be construed and controlled by the laws of the State of Washington, and RESELLER consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington.

         (j) Attorneys' Fees. If either AVENTAIL or RESELLER employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

         (k) Controlling Language. This Agreement is executed in the English language which shall be the sole and controlling language used in interpreting or construing its meaning.

IN WITNESS WHEREOF, EACH OF THE PARTIES HAS EXECUTED THIS AGREEMENT BELOW:

AVENTAIL:                                  RESELLER:

AVENTAIL CORPORATION                       NETWORK-1 SOFTWARE & TECHNOLOGY, INC.

Signature: /s/ Chris Dukelow               Signature: /s/ Robert Russo
          ---------------------------                ---------------------------

Printed Name: Chris Dukelow                Printed Name: /s/ Robert Russo
             ------------------------                   ------------------------

Title:    CFO                              Title:    President
      -------------------------------            -------------------------------

                       Aventail Corporation International Distribution Agreement


                                   EXHIBIT A -
                                LICENSED PRODUCTS


Server Products

Aventail Internet Policy Manager
Aventail VPN Server

Client Products

Aventail AutoSOCKS
Aventail VPN Client

Authorized Platforms RESELLER is permitted to sell Products for the following platforms only:

                                CLIENT PLATFORMS

Microsoft NT workstation Version 4.0 or greater
Microsoft Windows 3.1 and Win95
Any supported Unix Client Workstation

                                SERVER PLATFORMS

Microsoft NT (Intel platforms) Version 4.0 or greater

Any supported Unix Platforms

                       Aventail Corporation International Distribution Agreement


                                   EXHIBIT B -
                                    TERRITORY


a) Territory The following geographic area constitutes the Territory:

North America

                       Aventail Corporation International Distribution Agreement


                                   EXHIBIT C -
                              MINIMUM REQUIREMENTS


Minimum sales requirement for the term of the agreement shall be :
None

                                   EXHIBIT D -
                               PRODUCT ORDER FORM

                       Aventail Corporation International Distribution Agreement

                       Aventail Corporation International Distribution Agreement


                                   EXHIBIT E -
                              RESELLER LICENSE FEES


1. Pricing shall be as follows for the first $* of cumulative revenue to AVENTAIL from RESELLER. Prices below are f.o.b. Seattle, WA as of the Order Date and subject to change.

     Product                                                     Connections       PRICE/EACH
     -------                                                     -----------       ----------
     AVENTAIL IPM                                                                  Per/Server

                                                                     25                $ *
                                                                     50                $*
                                                                     100               $*
                                                                     250               $*
                                                                     500               $*
                                                                    500+               $*

     AVENTAIL VPN                                                                  Per /Server

                                                                     25                $*
                                                                     50                $*
                                                                     100               $*
                                                                     250               $*
                                                                     500               $*
                                                                    500+               $*

     AVENTAIL AutoSOCKS                                             Units          Per Client

                                                                LESS THAN 25           $*
                                                                    25-49              $*
                                                                    50-99              $*
                                                                   100-249             $*
                                                                   250-499             $*
                                                                    500+               $*

     AVENTAIL VPN CLIENT                                            Units          Per Client

                                                                LESS THAN 25           $*
                                                                    25-49              $*
                                                                    50-99              $*
                                                                   100-249             $*
                                                                   250-499             $*
                                                                    500+               $*




* This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

                       Aventail Corporation International Distribution Agreement


2. Pricing shall be as follows upon achieving cumulative revenue to AVENTAIL from RESELLER of $*. Prices below are f.o.b. Seattle, WA as of the Order Date and subject to change.

     Product                                                     Connections       PRICE/EACH
     -------                                                     -----------       ----------
     AVENTAIL IPM                                                                  Per/Server

                                                                     25                $*
                                                                     50                $*
                                                                     100               $*
                                                                     250               $*
                                                                     500               $*
                                                                    500+               $*

     AVENTAIL VPN                                                                  Per /Server

                                                                     25                $*
                                                                     50                $*
                                                                     100               $*
                                                                     250               $*
                                                                     500               $*
                                                                    500+               $*

     AVENTAIL AutoSOCKS                                             Units          Per Client

                                                                LESS THAN 25           $*
                                                                    25-49              $*
                                                                    50-99              $*
                                                                   100-249             $*
                                                                   250-499             $*
                                                                    500+               $*

     AVENTAIL VPN CLIENT                                            Units          Per Client

                                                                LESS THAN 25           $*
                                                                    25-49              $*
                                                                    50-99              $*
                                                                   100-249             $*
                                                                   250-499             $*
                                                                    500+               $*





* This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.